Transamerica BlackRock iShares Edge 40 VP
Summary Prospectus May 1, 2026

Class	Initial & Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus, reports to shareholders, and other information about the portfolio, including the portfolio's statement of additional information, online at https://www.transamerica.com/financial-pro/annuities/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus and statement of additional information, both dated May 1, 2026, as supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks long-term capital appreciation and capital preservation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.30%	0.30%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.07%	0.07%
Acquired fund fees and expenses[1]	0.09%	0.09%
Total annual fund operating expenses	0.46%	0.71%
Fee waiver and/or expense reimbursement2,[3]	0.06%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.40%	0.65%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
2
Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2027 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.31% for Initial Class shares and 0.56% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2027 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
3
The portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), has contractually agreed, through May 1, 2027, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock Investment Management, LLC (“BlackRock”), the portfolio’s sub-adviser. BlackRock has voluntarily agreed to waive its sub-advisory fees for the portfolio for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all of its assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates. TAM's contractual waiver cannot be terminated before May 1, 2027 without the consent of the Board of Trustees and is not subject to recapture by TAM.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$41	$142	$252	$573
Service Class	$66	$221	$389	$877
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 4% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue factor-based investment strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality, size and lower volatility. Factor-based investment strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 40% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 30% of the portfolio’s net assets in U.S. equity ETFs, approximately 10% of the portfolio’s net assets in international equity ETFs, and approximately 60% of the portfolio’s net assets in fixed-income ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis.
The portfolio may be a significant shareholder in certain underlying ETFs and/or may invest a significant percentage of its assets in one or more underlying ETFs.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying ETFs). Each risk described below may not apply to each underlying ETF and an underlying ETF may be subject to additional or different risks than those described below. The relative significance of the key risks below may change over time and you should review each risk factor carefully. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, government shutdowns, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, technological developments (such as artificial intelligence and machine learning), investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market, a particular industry or a particular issuer or group of issuers. To the extent that securities of certain issuers behave or are perceived to behave similarly to each other, the market prices of those securities (or the market as a whole) may fall in response to a decline in the price of a particular security or group of securities. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the portfolio’s investments, and generally for economies and markets in the U.S. and elsewhere.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Factor-Based Investing – Factor-based investment strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a factor-based investment strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates can be sudden and unpredictable and may expose the markets to significant volatility, which also may affect the liquidity of the portfolio’s investments and detract from portfolio performance. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses. Inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may engage in active trading of its portfolio. Active trading will increase transaction costs and could detract from performance. Active trading may be more pronounced during periods of market volatility.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying ETFs. An affiliate of the sub-adviser serves as adviser to the underlying ETFs in which the portfolio generally invests. The sub-adviser and/or its affiliates receive more revenue when the sub-adviser selects an underlying ETF advised by its affiliate for inclusion in the portfolio.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the portfolio has more contractual exposure to a counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Cybersecurity – Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to portfolio assets, portfolio or shareholder data (including private shareholder information), or proprietary information, cause the portfolio or its service providers (including, but not limited to, the portfolio’s investment manager, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent portfolio investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the portfolio or their investment in the portfolio. Cybersecurity incidents may render records of portfolio assets and transactions, shareholder ownership of portfolio shares, and other data integral to the functioning of the portfolio inaccessible, inaccurate or incomplete. The use of artificial intelligence and machine learning could exacerbate these risks. Cybersecurity incidents may result in financial losses to the portfolio and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by one or more investment vehicles or institutional investors. Transactions by these large shareholders may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may have limited liquidity, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
U.S. Government Securities – U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are not funded by congressional appropriations and the securities issued by them are neither issued nor guaranteed by the U.S. government.
Valuation – Certain investments may be more difficult to value than other types of investments. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The first index in the table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. One or more secondary indices that the manager believes more closely reflect the market sectors and/or types of investments in which the portfolio invests also are used to measure the portfolio’s performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to November 1, 2018, the portfolio was named Transamerica AB Dynamic Allocation VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser and the investment strategies then in effect.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	8.70%
Worst Quarter:	6/30/2022	-8.43%

Average Annual Total Returns (periods ended December 31, 2025)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	11.64%	3.47%	4.90%	5/1/2002
Service Class	11.42%	3.21%	4.65%	5/1/2003
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Dow Jones Moderately Conservative Portfolio Index (reflects no deduction for fees, expenses or taxes)	10.37%	2.95%	5.13%
MSCI World Index (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes)	21.09%	12.15%	12.17%
Transamerica BlackRock iShares Edge 40 VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes, except foreign withholding taxes, as applicable)	11.93%	4.15%	6.33%
1 The Transamerica BlackRock iShares Edge 40 VP Blended Benchmark consists of the following: 50% Bloomberg US Aggregate Bond Index; 23.5% MSCI USA Diversified Multi-Factor Index; 6.5% MSCI USA Minimum Volatility Index; 10% ICE BofAML US Corporate Index; 7.8% MSCI EAFE Minimum Volatility Index; and 2.2% MSCI EM Minimum Volatility Index.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Suzanne Ly, CFA	Portfolio Manager	since January 2025
Peter Tsang	Portfolio Manager	since January 2025
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2027. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company

(or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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